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								Exhibit 99.2

			   CERTIFICATION PURSUANT TO
		  TITLE 18, UNITED STATES CODE, SECTION 1350,
			     AS ADOPTED PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Annual Report of Ohio Casualty Corporation (the "Company") on Form 10-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald F. McKee, Executive Vice President and Chief Finanial Officer of the Company, certify, pursuant to Title18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



				       /s/Donald F. McKee
				       ------------------------------------
				       Donald F. McKee
				       Executive Vice President and
				       Chief Financial Officer
				       March 27, 2003